Other Current Liabilities	12 Months Ended
Dec. 31, 2024
Other Current Liabilities
Other Current Liabilities

9. Other Current Liabilities

Other current liabilities consist of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Payables related to property and equipment	1,908,520	1,736,579
Deposits from network partners (1)	1,550,463	356,932
Salary and welfare payable	1,231,320	1,454,952
Payables to individual couriers and network partners (2)	1,000,069	1,432,918
Accrued expenses	364,746	497,111
Others	1,181,598	1,093,000
Total	7,236,716	6,571,492
(1)	Deposits from network partners primarily represent the waybill deposits collected from the pickup outlets operated by network partners. The deposits will be refunded when the parcels are delivered to the recipients.
(2)	Payables to individual couriers and network partners represent the amount to be paid by the Company to the network partners or individual couriers on behalf of its network partners for their last mile dispatch.